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                                                                EXHIBIT (23)-3





                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 3, 1997 appearing in Northern States Power Company's, a Minnesota corporation, Annual Report on Form 10-K for the year ended December 31, 1996.




/s/Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP

Minneapolis, Minnesota
March 27, 1997